ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
ACCOUNTS RECEIVABLE
NOTE 4. ACCOUNTS RECEIVABLE

Accounts receivable consist of trade receivables due from subscribers to Haystack IQ as well as an amount due from a Licensee in connection with a settlement agreement. As of December 31, 2015 and 2014 accounts receivable consist of the following:

	2015	2014

Trade Receivables	$14	$—
Due from Licensee	825	—
Total accounts receivable	$839	$—